Exhibit 10.20

                    ASSIGNMENT OF INVENTION AND PATENT RIGHTS

Inventor:         Garth W. Gobeli
Serial No:        PCT/US00/02845
Filing Date:      February 2, 2000

     For valuable consideration received or to be received, and hereby acknowledged, GARTH W. Gobeli of 1004 Warm Sands Trail S.E., Albuquerque, New Mexico 87123, (hereinafter referred to as "Inventor"), hereby sells, assigns and transfers unto ADVANCED OPTICS ELECTRONICS, INC., a New Mexico corporation, of 8301 Washington N.E., Albuquerque, New Mexico 87113, its successors and assigns (hereinafter referred to as "Assignee"), the entire interest for the United States of America and all foreign countries, including all rights of priority under the international conventions and treaties, in and to a certain invention or improvement known as Electro-Optic Light Valve Array, and described in an international application filed in the United States Patent and Trademark Office as Receiving Office for the Patent Cooperation Treaty Organization on February 2, 2000, as Attorney Docket No. 30737-PCT1, and given Application Serial No. PCT/US00/02845, which claims priority of U.S. application serial number 09/247,157, filed February 9, 1999, and in all Letters Patent of the United
States and all foreign countries which may or shall be granted on said invention, or any parts thereof, or on said application, or on any provisional, utility, divisional, continuing, continuation-in-part, reissue, reexamination or other applications based in whole or in part thereon. And Inventor agrees hereafter to execute all applications, amended specifications, deeds or other instruments, and to do all acts necessary or proper in Assignee's sole discretion to secure to Assignee the grant of Letters Patent in the United States and/or in other countries as Assignee may determine in its sole discretion, with specifications and claims in such form as shall be approved by Assignee's counsel, and to vest and confirm in Assignee the legal and equitable title and full use and benefit of all such patents.

     Inventor hereby authorizes and requests the attorneys of record in said application to insert in this Assignment the filing date and serial number of said application when officially known.

     Inventor further agrees with Assignee that this Assignment covers all processes, specifications, procedures, techniques and other knowledge and information now or hereafter to known to Inventor which are not in the public domain and which relate to the above-mentioned invention or improvement, its manufacture, uses or embodiments, or other matters (the "Related Know-How"). Inventor agrees to disclose or provide all Related Know-How to Assignee when discovered or upon request.

     Inventor further covenants the Assignee will, upon its request, be provided promptly with all pertinent facts and documents relating to said application, said invention and said Letters Patent and legal equivalents in foreign countries as may be

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known  and  accessible  to  Inventor  and  will  testify  as to the  same in any interference or litigation related thereto and will promptly execute and deliver to Assignee or its legal representative any and all papers, instruments or affidavits required to apply for, obtain, maintain, issue and enforce said application, said invention and said Letters Patent and said equivalents thereof in any foreign country which may be necessary or desirable to carry out the purposes thereof.

     Inventor's rights in the above-mentioned invention or improvement and Related Know-How and any patent application(s) and Letters Patent thereon have not been previously assigned, mortgaged or otherwise encumbered, and Inventor has full right, power and authority to assign all such rights to Assignee hereunder.

     As used herein, the terms "Inventor" and "Assignee" shall include such parties and their heirs, administrators, estates, successors and assigns of every kind.

     Inventor hereby authorizes and requests the Commissioner of Patents and Trademarks of the United States, and all foreign countries' equivalent officials, to issue such Letters Patent as shall be granted on said application or applications based thereon to Assignee.

     DATED this 25th day of January, 2000.

                                                          /s/  Garth W. Gobeli
                                                          Garth W. Gobeli



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